Organization and business	6 Months Ended
Jun. 30, 2022
Organization And Business [Abstract]
Organization and business
1.	Organization and business
VectivBio Holding AG (the “Company”) is a Swiss stock corporation whose registered office is at Aeschenvorstadt 36, Basel, Switzerland. The Company was incorporated on May 22, 2019, in Switzerland. It is subject to provisions of the articles of incorporation and to article 620 et seq. of the Swiss Code of Obligations, which describes the legal requirements for corporations (“Aktiengesellschaften”).
The Company, and its five wholly owned subsidiaries, VectivBio AG, Basel (Switzerland), VectivBio Comet AG, Basel (Switzerland), GlyPharma Therapeutic Inc., Montreal (Canada), Comet Therapeutics Inc and VectivBio Inc. (USA) (collectively, the “Group”), is a global biotechnology group committed to making a difference in the lives of patients living with serious rare conditions. The Group’s mission is to use scientific innovation to target the biological root causes of serious rare conditions to achieve disease modification. The Group’s lead program, Apraglutide, is a next-generation glucagon-like peptide-2
(“GLP-2”)
analog for the treatment of short bowel syndrome (“SBS”) and for the treatment of patients with gastrointestinal acute versus host disease (“aGvHD”).
On April 9, 2021, VectivBio Holding AG closed its initial public offering of 8,625,000 ordinary shares, at a public offering price of USD 17.00 per share. The gross proceeds from the offering were USD 146.6 million. The Company’s ordinary shares began trading on the Nasdaq Global Market under the ticker symbol “VECT”.
These unaudited interim condensed consolidated financial statements were authorized for issuance by the Board of Directors of the Company on October 1
2
, 2022.